                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FIRST COASTAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                            WESTBROOK, MAINE 04092
                                (207) 774-5000


                                April 19, 1999


Dear Stockholder:

     We cordially invite you to attend the 1999 annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company"), which will be held on Tuesday, May 18, 1999 at 10:00 a.m. at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine 04106. A copy of the Company's 1998 Annual Report to Stockholders, Notice of Annual Meeting, the Proxy Statement for the Annual Meeting of Stockholders and Proxy Card are enclosed.

     At the Annual Meeting, you are being asked to (i) elect two directors to the Board of Directors (the "Board") for three-year terms, (ii) consider and vote upon proposed amendments to the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, and (iii) ratify the Board's appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 1999.

     YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, please complete, date and sign the enclosed Proxy Card and return it promptly in the envelope provided.

     Thank you for your cooperation and continuing support.

                                    Sincerely,



                                    Gregory T. Caswell
                                    President and Chief Executive Officer

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                            WESTBROOK, MAINE 04092
                                (207) 774-5000

                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1999

                    ---------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Coastal Corporation (the "Company") will be held on Tuesday, May 18, 1999 at 10:00 a.m. at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine 04106, for the following purposes:

     1. Election of Directors. To elect two directors for three-year terms (Proposal One);

     2. Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan. To consider and vote upon proposed amendments to the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan to (i) increase the number of shares of Common Stock available for issuance pursuant to Incentive Awards granted under the plan by 130,000;
        (ii) increase the number of shares of Common Stock subject to options that are granted to each non-employee director as of each annual meeting date from 500 shares of Common Stock to 1,000 shares of Common Stock; and (iii) extend the term of the plan to April 2, 2009 (Proposal Two);

     3. Ratification of Appointment of Accountants. To ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 1999 (Proposal Three); and

     4. Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Pursuant to the Company's Amended and Restated Bylaws, the Board of Directors has fixed the close of business on April 15, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                    By Order of the Board of Directors



                                    Gregory T. Caswell
                                    President and Chief Executive Officer
Westbrook, Maine
April 19, 1999
--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           FIRST COASTAL CORPORATION
                                36 THOMAS DRIVE
                            WESTBROOK, MAINE 04092
                                (207) 774-5000

                     ------------------------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 1999

                     ------------------------------------

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is being furnished to the stockholders of First Coastal Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors" or the "Board") of proxies from holders of the outstanding shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), for use at the annual meeting of stockholders (the "Annual Meeting"), to be held on Tuesday, May 18, 1999 at 10:00 a.m. at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine 04106, and any adjournments or postponements thereof. This Proxy Statement, together with the enclosed form of proxy, is first being mailed to stockholders of the Company on or about April 23, 1999.

     At the Annual Meeting, stockholders will be asked to (i) elect two members of the Board of Directors for three-year terms, (ii) consider and vote upon proposed amendments to the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, (iii) ratify the appointment by the Board of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 1999, and (iv) transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (I) FOR PROPOSAL ONE TO ELECT THE TWO NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS FOR THREE-YEAR TERMS, (II) FOR PROPOSAL TWO TO APPROVE AND ADOPT AMENDMENT NO. 1 TO FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN, AND (III) FOR PROPOSAL THREE TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any matters other than those described in the Notice of Annual Meeting of Stockholders that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

     The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, First Coastal Corporation, Attention: Secretary, 36 Thomas Drive, Westbrook, Maine 04092, or by attending the Annual Meeting and voting in person.

     The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and employees, may also solicit proxies personally or by telephone or telecopy. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The Company also has retained ChaseMellon Shareholder Services, LLC, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $6,500, plus reimbursement of certain out of pocket expenses.

     The securities which can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on all matters properly presented at the Annual Meeting. There is no cumulative voting of shares. The close of business on April 15, 1999 has been fixed by the Board as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on April 15, 1999, there were approximately 1,432 holders of record of the 1,360,527 shares of Common Stock then outstanding. The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting,
(i) directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, (ii) the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, and (iii) the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Company's independent accountants. Stockholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions will be counted for purposes of determining a quorum but will not be treated as a vote cast. Accordingly, abstentions with respect to shares represented at the Annual Meeting will not affect Proposal One or Proposal Three. An abstention will have the same effect as a negative vote with respect to the approval of Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan. Broker non-votes will not affect any of the proposals.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS 1998 FISCAL YEAR WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). STOCKHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K BY WRITING TO OR TELEPHONING INVESTOR RELATIONS, FIRST COASTAL CORPORATION, 36 THOMAS DRIVE, WESTBROOK, MAINE 04092; (207) 774-5000.

                             ELECTION OF DIRECTORS
                                (PROPOSAL ONE)

GENERAL

     Pursuant to the Company's Restated Certificate of Incorporation, the directors are divided into three classes, as nearly equal in number as possible, with the number of directors as specified in the Company's Amended and Restated Bylaws. The term of office of only one class of directors expires in each year, and their successors are elected for terms of three years and until their successors are elected and qualified.

     At the Annual Meeting, two directors will be elected for three-year terms. The Board's nominees for election as directors for three-year terms are Dennis
D. Byrd and Roger E. Klein. Messrs. Byrd and Klein have been members of the Board of Directors of the Company since 1997 and 1990, respectively.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.

INFORMATION AS TO DIRECTOR NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth the names of the Board of Directors' nominees for election as directors and each continuing director. Each director of the Company also serves as a director of Coastal Bank, a wholly owned subsidiary of the Company (the "Bank"). Also set forth is certain other information with respect to each such person's principal occupation or employment during the past five years, the person's age at December 31, 1998 and the periods during which such person has served as a director of the Company.
It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the nominees listed below for terms of three years, unless otherwise directed by stockholders. The Board of Directors believes that the nominees set forth below will stand for election and will serve if elected as directors. If any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

                                                  MEMBER OF
                                   AGE AT          COMPANY    TERM TO
DIRECTOR NOMINEES:            DECEMBER 31, 1998  BOARD SINCE  EXPIRE
------------------            -----------------  -----------  -------
Dennis D. Byrd /(a)/                 36              1997      2002
Roger E. Klein                       56              1990      2002

                                                  MEMBER OF
                                   AGE AT          COMPANY     TERM
CONTINUING DIRECTORS:         DECEMBER 31, 1998  BOARD SINCE  EXPIRES
---------------------         -----------------  -----------  -------
MaryEllen FitzGerald                 44              1998       2000
Normand E. Simard                    57              1987       2000
Edward K. Simensky                   57              1994       2000
Gregory T. Caswell /(b)/             43              1997       2001
David B. Hawkes, Sr. /(c)/           54              1996       2001
Charles A. Stewart III               64              1995       2001

_________________
/(a)/ Mr. Byrd serves as Vice President and Treasurer of the Company and
      Executive Vice President, Chief Financial Officer and Treasurer of the
      Bank.
/(b)/ Mr. Caswell serves as President and Chief Executive Officer of the Company
      and the Bank.
/(c)/ Mr. Hawkes serves as Chairman of the Board of Directors of the Company and the Bank.

DIRECTOR NOMINEES
-----------------

     DENNIS D. BYRD joined the Bank in October 1985 as Deposit Operations Technician. From 1987 to 1992, Mr. Byrd was responsible for financial operations of the Bank, and was promoted to Assistant Treasurer/Controller in 1989 and Assistant Vice President in 1990. In 1993, Mr. Byrd was promoted to Vice President/Controller and Treasurer of the Bank, and Treasurer of the Company. In 1994, Mr. Byrd was promoted to Executive Vice President, Chief Financial Officer and Treasurer of the Bank and effective March 1995, Mr. Byrd was elected to the Board of Directors of the Bank. Mr. Byrd became a director of the Company in March 1997 and was also elected a Vice President of the Company in December 1998.

     ROGER E. KLEIN is President and owner of Interest Rate Futures Research Corporation of Princeton, New Jersey, a firm established in 1980 to manage money in the financial futures markets. In 1982, Mr. Klein established Timing Strategies Corp., through which Mr. Klein manages funds and provides investment advice to institutions, individuals and corporations. In September 1989, Mr. Klein became the Chief Investment Officer, Executive Vice President and part owner of Quantum American, Inc., a minority owned investment management company located in New Orleans. Mr. Klein has been a trustee of the Eden Institute, Princeton, New Jersey, a non-profit institute for autistic individuals, since 1995. Mr. Klein has been a director of the Bank since 1994.

CONTINUING DIRECTORS
--------------------

     GREGORY T. CASWELL joined the Bank in December 1991 as Senior Vice President and Senior Loan Officer responsible for managing the lending, loan workout and credit administration functions of the Bank. In 1994, Mr. Caswell was promoted to Executive Vice President -- Lending Division of the Bank. Effective March 1995, Mr. Caswell was elected President and Chief Executive Officer of the Company and the Bank and a director of the Bank, and in March 1997, Mr. Caswell became a director of the Company. Mr. Caswell is a director of Greater Portland Big Brothers/Big Sisters, Inc. and a member of the Executive Committee of the Maine Association of Community Banks.

     MARYELLEN FITZGERALD is President and owner of Critical Insights, Inc., Portland, Maine, a strategic market research and public opinion polling firm established in 1992. Ms. FitzGerald also is a trustee of the Susan Curtis Foundation and Waynflete School, both of Portland, Maine, and a director of the Maine Summer Drama Institute. Ms. FitzGerald was elected to the Boards of Directors of the Company and the Bank in January 1998.

     DAVID B. HAWKES, SR. is part owner of, and a consultant and business advisor with, Cloudhawk Management Consultants, LLC, a consulting firm located in Portland, Maine established in 1993. Mr. Hawkes also is a part owner of New England Internet Services, Inc., a commercial internet consulting business established in 1995. Mr. Hawkes is a director of AAA Northern New England, American Skiing Company, Bancroft & Martin, Inc., Dion Industries, Inc., Northland Health Group, Pride Manufacturing Company, Seven Islands Land Co. and Shawnee Peak, Inc. Mr. Hawkes served as special consultant to Runyon, Kersteen & Oullettee, certified public accountants, Portland, Maine, from 1995 to 1996. Mr. Hawkes was elected to the Boards of Directors of the Company and the Bank in September 1996 and became Chairman of the Boards of Directors of the Company and the Bank in January 1999.

     NORMAND E. SIMARD is the President of York County Biscuit Company, previously a food distributor in Biddeford, Maine, and currently a real estate holding company. Mr. Simard is also a partner of Simard Enterprises, a family-owned real estate holding company established in 1996. Mr. Simard has been a director of the Bank since 1981.

     EDWARD K. SIMENSKY has been President of Simensky & Thomson, certified public accountants, in Saco, Maine, since 1978. Mr. Simensky was a member of the advisory board of EastGuard Insurance Company, Saco, Maine ("EastGuard") from 1995 until 1996 when the advisory board was eliminated. Mr. Simensky was a director of Mutual Fire Insurance Company, Saco, Maine, from 1987 until its acquisition by EastGuard in 1995. Mr. Simensky has been a trustee of the Sam L. Cohen Charitable Foundation since 1994. Mr. Simensky has been a director of the Bank since 1984.

     CHARLES A. STEWART III was the President of A.L. Stewart & Sons, a food processing company located in Cherryfield, Maine, from 1958 until 1982 when the company was sold. Mr. Stewart also was the owner of Tennis of Maine, Inc., an indoor tennis club located in Falmouth, Maine, from 1982 until 1985 when the company was sold. Mr. Stewart is currently the Treasurer of M.C.S. Enterprises, Inc., a real estate investment company based in Freeport, Maine. Mr. Stewart is a director of the Boys & Girls Club of Greater Portland and the Community Dispute Resolution Center, a nonprofit mediation organization based in Portland, Maine. In 1998, Mr. Stewart became a trustee of White Mountain School, Bethlehem, New Hampshire. Mr. Stewart also served as a director of the Maine Tennis Foundation from 1994 until January 1999. Mr. Stewart has been a director of the Bank since 1986.

CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Amended and Restated Bylaws also permit stockholders eligible to vote at the Annual Meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the date of the meeting, provided that at least 45 days' notice or prior public disclosure of the date of the meeting is given or made to the stockholders. If less than 45 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Annual Meeting was made by the issuance of a press release on March 25, 1999 and by filing a Current Report on Form 8-K under the Securities Exchange Act of 1934 with the SEC on March 26, 1999. A stockholder's notice of nomination must also set forth certain information specified in Article III, Section 13 of the Company's Amended and Restated Bylaws concerning each person the stockholder proposes to nominate for election and the nominating stockholder. The Company's Amended and Restated Bylaws provide that only persons who are nominated in accordance with the procedures set forth in the Amended and Restated Bylaws shall be eligible for election as directors. As of the date of this Proxy Statement, no stockholder nominations have been received.

     The Board of Directors has appointed an Audit Committee of the Board, which committee may consist only of non-employee directors of the Company and the Bank. The Audit Committee receives and reviews the audit and examination reports of the Company's independent accountants and, when applicable, federal examiners. It also reviews the adequacy of internal controls established by the Company's management, the independent accountant's letter to management concerning the effectiveness of such controls and management's response to that letter. In addition, the Audit Committee reviews and recommends to the Board of Directors the firm to be engaged as the Company's independent accountants. The members of the Audit Committee currently are Messrs. Hawkes and Simensky.

     The Board of Directors has appointed a Compensation Committee of the Board, which committee may consist only of non-employee directors of the Company and the Bank. The Compensation Committee reviews executive officer compensation on an annual basis and makes recommendations to the full Board regarding changes in compensation. The members of the Compensation Committee currently are Messrs. Hawkes and Simard and Ms. FitzGerald.

     During the year ended December 31, 1998, the Board of Directors held 16 meetings, the Audit Committee held two meetings and the Compensation Committee held two meetings. No incumbent director during the year ended December 31, 1998 attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served during the period of his or her directorship.

                              EXECUTIVE OFFICERS

     The following table sets forth the names of the executive officers of the Company and the Bank. For information regarding each such officer's principal occupation or employment during the past five years, the officer's age at December 31, 1998 and the positions currently held with the Company and the Bank, see "Election of Directors -- Information as to Director Nominees and Continuing Directors."


                              Age at
       Name             December 31, 1998          Positions Held
       ----             -----------------          --------------
Gregory T. Caswell             43           President, Chief Executive Officer
                                            and a director of the Company and
                                            the Bank

Dennis D. Byrd                 36           Vice President, Treasurer and a
                                            director of the Company and
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer
                                            and a director of the Bank

     Each executive officer has entered into an employment agreement with the Company and the Bank. Such employment agreements provide for an initial term ending December 31, 1999, with automatic one-year renewals on December 31, 1998 and each subsequent December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary no later than October 31 before any such renewal date. For more information regarding the employment agreements of Messrs. Caswell and Byrd, see "Executive Compensation -- Employment Agreements."

                            EXECUTIVE COMPENSATION

CASH COMPENSATION

     The following table sets forth the compensation paid by the Company and the Bank during 1998, 1997 and 1996 to Gregory T. Caswell, President and Chief Executive Officer, and Dennis D. Byrd, Vice President and Treasurer, who was the only other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company and the Bank during the year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                         LONG-TERM COMPENSATION AWARDS
                                                         -----------------------------
                                                                             NUMBER OF
                                  ANNUAL COMPENSATION                       SECURITIES
                                  -------------------     RESTRICTED        UNDERLYING          ALL OTHER
PRINCIPAL POSITIONS        YEAR     SALARY     BONUS    STOCK AWARDS /(A)/    OPTIONS       COMPENSATION /(B)/
-------------------        ----     ------     -----    ------------------    -------       ------------------
Gregory T. Caswell         1998   $136,282    $15,000                 -        10,000              $8,177
 President and Chief       1997    129,792     15,000                 -        10,000               4,193
 Executive Officer         1996    124,800     15,000           $25,000        25,000                   -

Dennis D. Byrd             1998     96,533     10,000                 -         5,000               5,792
 Vice President            1997     91,936      7,500                 -         5,000               2,784
 and Treasurer             1996     88,400      7,500            12,500        12,500                   -

______________________
/(a)/ The value of the restricted stock award is based on the closing market price of the Company's Common Stock on the date of grant multiplied by the number of shares awarded. During 1996, Messrs. Caswell and Byrd were awarded 5,000 and 2,500 shares of restricted stock, respectively, which shares vest ratably over a three-year period

     (from May 2, 1996). At December 31, 1998, Messrs. Caswell and Byrd held 5,000 and 2,500 shares of restricted stock, respectively, which shares had a value of $51,250 and $25,625, respectively, based on the closing market price of the Company's Common Stock at such date. Under the Company's 1996 Stock Option and Equity Incentive Plan, holders of restricted stock awards generally have the rights and privileges of a stockholder of the Company, including the right to vote and to receive dividends, except that the holder generally may not dispose of the shares covered by an award until such shares have become vested.
/(b)/ Consists of matching contributions made by the Bank pursuant to the Bank's
     401(k) defined contribution plan.

OPTION GRANTS

     The following table contains information with respect to grants of stock options to each of the named executive officers of the Company during the year ended December 31, 1998.

                           OPTION GRANTS DURING 1998

                                     PERCENT OF
                        NUMBER OF      TOTAL
                        SECURITIES    OPTIONS
                        UNDERLYING   GRANTED TO
                         OPTIONS     EMPLOYEES   EXERCISE     EXPIRATION
NAME                  GRANTED /(A)/   IN 1998   PRICE /(B)/      DATE
--------------------  -------------  ---------  -----------   -----------
Gregory T. Caswell..         10,000        53%       $10.25  December 2008
Dennis D. Byrd......          5,000        26         10.25  December 2008


___________________
/(a)/ Options granted to Messrs. Caswell and Byrd vest ratably over a three-year period, subject to acceleration under certain circumstances.
/(b)/ All option grants were made at 100% of the fair market value of the Common
      Stock on the date of grant.

OPTION EXERCISES AND HOLDINGS

     The following table contains information with respect to each of the named executive officers of the Company concerning the exercise of stock options during 1998 and the value of all unexercised options held by such individuals at December 31, 1998.

     AGGREGATED OPTION EXERCISES IN 1998 AND FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF
                       SHARES                       SECURITIES UNDERLYING                       VALUE OF UNEXERCISED
                      ACQUIRED                       UNEXERCISED OPTIONS                        IN-THE-MONEY OPTIONS
                         ON                          AT FISCAL YEAR-END                       AT FISCAL YEAR-END /(A)/
                                                     -------------------                      ------------------------
        NAME          EXERCISE  VALUE REALIZED  EXERCISABLE     UNEXERCISABLE           EXERCISABLE            UNEXERCISABLE
        ----          --------  --------------  -----------  -------------------  ------------------------  --------------------
Gregory T. Caswell       -            -            25,000          20,000                   $98,750               $10,000
Dennis D. Byrd           -            -            12,500          10,000                    49,375                 5,000

__________________
/(a)/ Based on the closing price of the Company's Common Stock on December 31, 1998, less the exercise price.

PENSION PLAN

     The Bank maintained a qualified noncontributory pension plan (the "Pension Plan") for its officers and other employees through RSI Retirement Trust, created to provide retirement benefits for the employees of savings banks and their allied organizations. Future benefit accruals under the Pension Plan were eliminated as of July 31, 1997 and the plan was terminated as of September 30, 1997. As a result of the termination and final settlement of the Pension Plan in December 1998, Messrs. Caswell and Byrd received a distribution of $29,962 and $30,697, respectively, which each individual transferred to his respective account under the Bank's 401(k) defined contribution plan.

COMPENSATION OF DIRECTORS

     During 1998, there were no fees earned or paid to directors of the Company for any service provided as a director of the Company. The Company has not made and does not anticipate making any such payments to directors for 1999. During 1998, each non-employee director of the Bank received a quarterly retainer of $2,500. No additional amounts were paid to non-employee directors of the Bank for meetings of the Board of Directors or committees on which such directors served. Employee directors of the Bank receive no additional compensation for serving as directors or committee members of the Bank. Effective February 24, 1999, in addition to a quarterly retainer, each non-employee director of the Bank serving on a committee receives $200 for each committee meeting attended.

     The First Coastal Corporation 1996 Stock Option and Equity Incentive Plan provides that, subject to the availability of shares, as of each annual meeting of stockholders of the Company, each non-employee director of the Company who is elected by the stockholders at, or whose term of office continues after, such meeting will be granted a non-qualifying option with a 10-year term for 500 shares upon the date of such election or meeting at a per share exercise price equal to the market value of a share of Common Stock on the date of grant. Pursuant to such plan, in May 1998 each of Messrs. Hawkes, Klein, Simard, Simensky and Stewart and Ms. FitzGerald, the then-current non-employee directors of the Company, was granted a non-qualifying option with a 10-year term for 500 shares of Common Stock (representing an aggregate of options exercisable for 3,000 shares of Common Stock) at an exercise price equal to $13.563 per share. Stockholders of the Company are being asked to consider and vote upon proposed amendments to the First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, which among other things would increase the number of shares of Common Stock subject to options that are granted to each non-employee director as of each annual meeting from 500 shares of Common Stock to 1,000 shares of Common Stock. See "Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan."

     A deferred compensation plan (the "Deferred Compensation Plan") was established in 1987 for members of the Board of Directors of the Company and non-employee directors of the boards of subsidiaries of the Company. Under the Deferred Compensation Plan, each participant has the right to elect to defer a portion of his or her annual directors' fees, with amounts deferred credited monthly with interest at an annual rate which is determined prior to the beginning of each calender year. For 1998, the interest rate was 5.52%. Payment of amounts credited is available to participants by a lump sum or a designated number of monthly installments, which number may not be less than 12 nor more than 120. For 1998, no director of the Bank elected to defer any portion of his or her director fees.

EMPLOYMENT AGREEMENTS

     In September 1998, the Company and the Bank entered into employment agreements (the "Employment Agreements") with Messrs. Caswell and Byrd, which superseded the employment agreements entered into by the parties in July 1996. Under the Employment Agreements, Messrs. Caswell and Byrd may receive annual salary increases based on increases in the cost of living and based upon performance or merit, as determined by the Boards of Directors of the Company and the Bank. Each executive officer's salary may not be decreased during the term of his agreement. Each such executive officer is also eligible (i) to receive discretionary bonuses as may be authorized by the Board of Directors of the Company or the Bank, (ii) to participate in any plan of the Company or the Bank relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education or other retirement or employee benefits that the Company or the Bank has adopted or may adopt for the benefit of its executive employees, and (iii) to participate in any other fringe benefits which are or may be or become applicable to executive employees of the Company or the Bank. In addition, Messrs. Caswell and Byrd are authorized to incur reasonable business expenses in the performance of their duties. The Employment Agreements provide for an initial term ending December 31, 1999, with automatic one-year renewals on December 31, 1998 and each subsequent December 31, unless the Company and the Bank, or the executive officer, gives written notice to the contrary not later than October 31 before any such renewal date. The base salary for Mr. Caswell for the year ending December 31, 1999 is $143,097, and for Mr. Byrd is $101,360, which salaries may not be reduced under the Employment Agreements without written consent of the respective individual.

     The Boards of Directors of the Company and the Bank may terminate the employment of Messrs. Caswell and Byrd at any time. The Employment Agreements provide that if employment is terminated other than for cause (as defined) or the executive officer terminates his employment with good reason (as defined), he will be entitled, subject to certain limitations, (a) to be paid a lump sum cash payment as liquidated damages, (b) to continue to participate in and accrue benefits under all retirement, pension, profit-sharing, employee stock ownership and other deferred compensation plans of the Company and the Bank for a specified term, unless prohibited by law and except to the extent the plan constitutes a "qualified plan," (c) to receive all other employee benefits, including group life insurance, medical coverage, disability insurance, education, and other fringe benefits for a specified term, and (d) to receive certain insurance and indemnification benefits with respect to their acts or omissions while an officer or director until the final expiration or running of all periods of limitation against action which may be applicable to such acts or omissions.

     The specified term for the foregoing benefits, and the amount of the lump sum payment, vary according to whether the termination occurs in anticipation of, in connection with, or within two years following a change in control of the Company or the Bank. In the context of a change in control, the specified term for benefits is equal to 36 months, and the lump sum payment is equal to three times the sum of (a) the executive officer's annual base salary (at the greater of the rate in effect at termination or the highest rate in effect at any time within 12 months before the change in control) and (b) the bonus earned by the executive officer during the fiscal year preceding the fiscal year in which (i) the termination occurs, or (ii) the change in control occurs, whichever is greater. Under the Employment Agreements, a change in control of the Company is deemed to have taken place if: (A) any person becomes the beneficial owner of 25% or more of the voting shares of the Company, (B) any person receives regulatory approval to acquire control of the Company, (C) any person (other than the persons named as proxies solicited on behalf of the Board of Directors) holds proxies as to election or removal of two or more Directors of the Company, representing 25% or more of the total voting shares of the Company, (D) any person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 25% or more of the total voting shares of the Company, regardless of whether regulatory approval has been received, and the Board determines that such action constitutes or will constitute a change in control, or (E) if, as a result of a business combination, sale of assets or contested election, or a combination of these factors, the persons who were Directors of the Company before such transaction cease to constitute at least two-thirds of the Board of Directors of the Company or any successor institution. A change in control of the Bank, under the Employment Agreements, is deemed to have taken place if the Company's beneficial ownership of the voting shares of the Bank is reduced to less than 50%.

     In the event of a termination other than in connection with a change in control, the specified term for continuation of benefits is the remaining term of the respective Employment Agreement (but not in excess of 24 months), and the lump sum payment is equal to the sum of (a) the executive officer's base salary at the date of termination for the remaining term of the Employment Agreement (but not in excess of 24 months), plus an amount equal to any bonuses paid during the fiscal year preceding the fiscal year in which termination occurs.

     The Employment Agreements provide that no payment is required to be made that would constitute a "golden parachute payment" (as defined) pursuant to certain rules and regulations of the Federal Deposit Insurance Corporation for which no applicable exception exists thereunder at the time of such payment. Also, payments and benefits under the agreements are limited to the maximum amount that can be paid or provided without adverse tax consequences under the "excess parachute payment" rules. If Messrs. Caswell or Byrd becomes disabled or incapacitated to the extent that he is unable to perform his duties and obligations under his Employment Agreement, he will be entitled to receive disability benefits of the type provided for other executive employees of the Company and the Bank, and the obligations of the Company and the Bank under the Employment Agreement will be limited to providing such benefits for the period of such disability.

CERTAIN TRANSACTIONS

     Subject to regulatory limitations, from time to time the Bank makes residential mortgage loans, home equity lines of credit, consumer loans fully secured by cash or bank deposits, and overdraft lines of credit to employees of the Company, other than its executive officers. It is the policy of the Bank not to offer credit to executive officers, directors and their related interests, or to members of their immediate family, other than interest-bearing overdraft lines of credit in amounts not to exceed $1,500, or credit cards not to exceed $15,000 under the same terms and conditions as those offered to the public. Management believes that any such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risks of collectibility nor present other unfavorable features. Prior to Mr. Hawkes being nominated and elected to the Boards of the Company and the Bank, the Bank made two commercial loans to a partnership in which Mr. Hawkes is a general partner. The original loans were made in 1986 and 1989 for $475,000 (the "1986 Loan") and $161,348
(the "1989 Loan"), respectively. Since January 1, 1998, the largest aggregate amount of indebtedness outstanding under the 1986 Loan and the 1989 Loan was $414,069 and $122,030, respectively. The 1989 Loan was paid off in full during 1998 and at December 31, 1998 the outstanding loan balance of the 1986 Loan was $403,936. These loans, including any subsequent modifications to the terms of these loans, were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risks of collectibility nor present other unfavorable features. The 1986 Loan is current and is being paid in accordance with the terms of the loan agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to the Company, the Company believes that, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to the Company's officers, directors and more than 10% owners were complied with on a timely basis, except as follows: Ms. FitzGerald was approximately three days late with respect to filing a Form 3 in connection with her initial appointment to the Board in January 1998 and Mr. Hawkes was approximately five days late with respect to filing a Form 4 reporting stock options granted and the purchase of shares of Common Stock of the Company.

                           STOCK OWNED BY MANAGEMENT

     The following table sets forth information as of April 15, 1999 with respect to the amount of Common Stock of the Company beneficially owned by each director of the Company (including the nominees for election as directors), by each of the named executive officers, and by all directors and executive officers of the Company as a group. The information is based on information furnished to the Company by each such person.


                                                              AMOUNT AND        PERCENT OF
                                                         NATURE OF BENEFICIAL  COMMON STOCK
     NAME                                                   OWNERSHIP /(A)/      OUTSTANDING
     ----                                                --------------------  -------------
Gregory T. Caswell
 President and Chief Executive Officer and Director..          40,500 /(b)/           3.0%
Dennis D. Byrd
 Vice President, Treasurer and Director..............          16,800 /(c)/           1.2
MaryEllen FitzGerald
 Director............................................             500 /(d)/             *
David B. Hawkes
 Chairman of the Board...............................           2,500 /(e)/             *
Roger E. Klein
 Director............................................           3,682 /(f)/             *
Normand E. Simard
 Director............................................           7,063 /(g)/             *
Edward K. Simensky
 Director............................................           4,705 /(f)/             *
Charles A. Stewart III
 Director............................................           4,500 /(f)/             *
All directors and executive officers
as a group (8 persons)...............................          80,250 /(h)/           5.7%


______________________
* Less than 1% of shares outstanding.

/(a)/ In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is considered to "beneficially own" shares (i) over which he or she has or shares voting or investment power or (ii) of which he or she has the right to acquire beneficial ownership at any time within 60 days of April 15, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
/(b)/ Consists of 10,500 shares held jointly by Mr. Caswell and his wife, 5,000 shares of restricted stock, which restricted stock vests over a three-year period (from May 2, 1996), and options exercisable for 25,000 shares, 20,000 of which are presently exercisable and 5,000 of which vest within 60 days of April 15, 1999.
/(c)/ Consists of 1,800 shares held jointly by Mr. Byrd and his wife, 2,500 shares of restricted stock, which restricted stock vests over a three-year period (from May 2, 1996), and options exercisable for 12,500 shares, 10,000 of which are presently exercisable and 2,500 of which vest within 60 days of April 15, 1999.
/(d)/ Consists of options exercisable for 500 shares, which options are presently exercisable.
/(e)/ Includes options exercisable for 1,000 shares, which options are presently exercisable.
/(f)/ Includes options exercisable for 2,500 shares, which options are presently exercisable.
/(g)/ Includes options exercisable for 2,500 shares, which options are presently exercisable and 1,098 shares held in a trust of which Mr. Simard is the sole trustee.
/(h)/ Includes options exercisable for 49,000 shares and 7,500 shares of restricted stock.

          Based on information currently on file with the SEC, there are no individuals believed by management to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of April 15, 1999.

                 AMENDMENT NO. 1 TO FIRST COASTAL CORPORATION
                  1996 STOCK OPTION AND EQUITY INCENTIVE PLAN
                                (PROPOSAL TWO)


     The First Coastal Corporation 1996 Stock Option and Equity Incentive Plan (the "1996 Plan") provides for the grant of options to purchase shares of Common Stock of the Company ("options" or stock options") to directors and employees of the Company and to employees of any subsidiary of the Company, and to permit the award to employees of the Company and of any subsidiary of the Company of shares of Common Stock as a bonus, which shares may be subject to restrictions based on continued service or performance ("restricted stock"). As of April 15, 1999, there were approximately 73 employees of the Company and the Bank and six non-employee directors of the Company who were eligible to participate in the 1996 Plan.

DESCRIPTION OF THE 1996 PLAN

     The 1996 Plan provides for the grant of options that are intended to qualify as "incentive options" (under Section 422 of the Internal Revenue Code of 1986, as amended) to full time employees, as well as the grant of non-qualifying options to employees of the Company and any subsidiary of the Company and to non-employee directors of the Company. A total of 130,000 shares of Common Stock of the Company were originally reserved for issuance to employees and directors under the 1996 Plan. As of April 15, 1999, options (vested and un-vested) exercisable for 90,500 shares of Common Stock of the Company were outstanding and Incentive Awards for 29,334 shares of Common Stock remained available for grant or award. Based on the closing market price per share of Common Stock of $9.50 at April 15, 1999, the aggregate value of the 119,837 shares reserved for issuance under the 1996 Plan is $1.1 million.

     The 1996 Plan is administered by the Company's Board of Directors. The Board selects the employees of the Company and its subsidiary to whom incentive and non-qualifying options will be granted and restricted stock will be awarded. Options covering not more than 30,000 shares of Common Stock may be granted to any employee during any calendar year. Upon adoption of the 1996 Plan, each of the non-employee directors of the Company was granted a non-qualifying option with a 10-year term for 1,500 shares of Common Stock (representing an aggregate of options exercisable for 6,000 shares of Common Stock) upon completion of the public offering of the Company's stock in 1996. Under the terms of the 1996 Plan, subject to availability of shares, as of each annual meeting of stockholders of the Company after December 31, 1996, each non-employee director of the Company elected by the stockholders at, or whose term of office continues after, such meeting is granted a non-qualifying option with a 10-year term for 500 shares upon the date of such election at a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

     The option exercise price under the 1996 Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. Additionally, there is a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of the 1996 Plan. Options are non-transferable other than at death.

     Payment for shares purchased under options granted pursuant to the 1996 Plan may be made either in cash or by exchanging shares of Common Stock of the Company with a fair market value of up to the total option exercise price and cash for any difference. Options may be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Company cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Company may be required to withhold in connection with the exercise of the option.

     If an employee's employment with the Company or any subsidiary of the Company terminates by reason of death or permanent and total disability, his or her options, whether or not then exercisable, may be exercised within one year after such death or disability, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). If the employee's employment terminates for any reason other than death or disability, options held by such optionee terminate three months after the date of such termination, unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). An option granted to a non-employee director will not terminate until the expiration of the 10-year term of the option regardless of whether the non-employee director continues to serve as a director.

     Employees of the Company or any subsidiary also may receive restricted stock awards pursuant to the 1996 Plan. The granting of restricted stock gives the recipient thereof the right to a specified number of shares of Common Stock of the Company, contingent upon the achievement of specific performance objectives or upon completion of a specified period of employment after the date of the award. Alternately, such shares may be awarded as a bonus or in lieu of a cash bonus, in which case the grantee will be fully vested in the award immediately. The holder of a restricted stock award shall generally have the rights and privileges of a stockholder of the Company, including the right to vote and to receive dividends, except that the holder generally may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares covered by an award until such shares have become vested or otherwise free of restrictions.

     In the agreement relating to an option grant or restricted stock award, the Board may impose additional restrictions and limitations on the transfer of shares of Common Stock acquired thereby, including subjecting such shares to a right of first refusal and a repurchase right on the part of the Company.

     If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the 1996 Plan, and in the number, kinds and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per share option price.

     Upon any dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 80% or more of the total combined voting power of all classes of stock of the Company, the 1996 Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of the 1996 Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion shall determine.

     The Board of Directors may amend the 1996 Plan with respect to shares of the Common Stock as to which options and awards of restricted stock have not been granted. However, the Company's stockholders must approve any amendment that would (i) change the requirements as to eligibility to receive options, (ii) increase the maximum number of shares in the aggregate for which options and restricted stock awards may be granted (except for adjustments upon changes in capitalization), or (iii) materially increase the benefits accruing to eligible individuals under the 1996 Plan.

     The Board of Directors at any time may terminate or suspend the 1996 Plan. Unless previously terminated, the 1996 Plan will terminate automatically on May 2, 2006, the tenth anniversary of the date of adoption of the Plan by the Board of Directors. No termination, suspension or amendment of the 1996 Plan may, without the consent of the person to whom an option or restricted stock award has been granted, adversely affect the rights of the holder of the option or restricted stock.

PROPOSED AMENDMENTS

     The Board of Directors has determined that it is in the best interests of the Company to amend the 1996 Plan to (i) increase the number of shares of Common Stock available for issuance pursuant to Incentive Awards granted under the 1996 Plan by 130,000, (ii) increase the number of shares of Common Stock subject to options that are granted to each non-employee director as of each annual meeting date from 500 shares of Common Stock to 1,000 shares of Common Stock, and (iii) extend the term of the 1996 Plan to 10 years after April 2, 1999.

     Under the 1996 Plan, the number of shares of Common Stock available for issuance pursuant to options and other Incentive Awards granted under the plan shall not exceed in the aggregate 130,000 shares. As of April 15, 1999, of the 130,000 shares of Common Stock originally authorized for issuance or award under the 1996 Plan, options (vested and un-vested) exercisable for 90,500 shares of Common Stock of the Company were outstanding and 29,334 shares remained available for grant or award. If the Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan is approved, Incentive Awards for a total of 159,334 shares would be available for grant or award. Based on the closing market price per share of Common Stock of $9.50 at April 15, 1999, the aggregate value of the 249,834 shares of Common Stock reserved for issuance under the 1996 Plan (assuming the amendment is approved) would be $2.4 million. Under the proposed Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan, a copy of which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference, the second
                   ---------
sentence of Section 3 is amended by substituting the number 260,000 for the number 130,000.

     The Board of Directors also proposes to increase the number of shares of Common Stock subject to options that are granted to each non-employee director as of each annual meeting date from 500 shares of Common Stock to 1,000 shares of Common Stock. The Board of the Company believes an increase in annual options granted to non-employee directors is more consistent with peer groups of the Company and is a means of providing additional compensation in lieu of cash.

     In conjunction with the proposal to increase the number of shares of Common Stock available for issuance pursuant to Incentive Awards granted under the 1996 Plan by 130,000, the Board believes it also is advisable to extend the term of the 1996 Plan to provide the maximum amount of flexibility with respect to the implementation and effectiveness of the 1996 Plan. Accordingly, the Board of Directors proposes to extend the term of the 1996 Plan from its current expiration date of May 2, 2006 to 10 years after April 2, 1999, or a termination date of April 2, 2009.

REASONS FOR THE PROPOSED AMENDMENTS

     The Board of Directors of the Company believes that stock options and restricted stock are important to attract and to encourage the continued employment of officers and other key employees by facilitating their acquisition of a stock interest in the Company, and also important as a means of enabling the Company to attract and retain the services of qualified outside directors.

     The Board believes that options represent an important component of overall compensation. The acquisition and holding of an equity interest in the Company by officers, key employees and directors is in the best interest of the Company because equity ownership more closely aligns the interests of these individuals with the interests of the Company's stockholders.

     In addition, options at this time represent a particularly useful form of compensation as the Company is in the process of implementing its strategic plan which is designed to have a long term, favorable impact on shareholder value. The successful implementation of this plan will require significant effort by a number of key employees, officers and directors over an extended period of time. As of April 15, 1999, only 29,334 shares remain available for grant under the 1996 Plan. Approval of the amendment will allow the Board to continue to utilize option grants and other Incentive Awards during this particularly important period as a valuable incentive for recruiting, compensating and retaining key employees, officers and directors. It is also the current intention of the Board of Directors to increase the number of key employees that are participants in the 1996 Plan as a means of providing additional incentive for these non-officer employees who are particularly important to the success of the strategic plan. At the same time, it is currently expected that the percentage of option grants made to executive officers of the Company will be generally lower than has been the case in the past.

     The adoption of the proposed amendments to the 1996 Plan are subject to stockholder approval at the Annual Meeting. The Company is submitting the amendments for stockholder approval as required by the 1996 Plan to permit the continued grant of options qualifying as incentive options for tax purposes and to comply with the corporate governance requirements of The Nasdaq Stock Market.

PLAN BENEFITS

     The table below provides certain information as of April 15, 1999 regarding stock options granted and awards of restricted stock made under the 1996 Plan to
(i) the named executive officers, (ii) the nominees for election as directors,
(iii) all executive officers of the Company as a group, (iv) all non-executive officer directors as a group, and (v) all non-executive officer employees of the Company as a group (including all officers who are not executive officers).

                                 PLAN BENEFITS

                                                 WEIGHTED  NUMBER OF
                                                 AVERAGE   SHARES OF
                                     NUMBER      EXERCISE  RESTRICTED    DOLLAR
     NAME AND POSITION(S)          OF OPTIONS     PRICE      STOCK     VALUE /(A)/
     --------------------          ------------  --------  ----------  -----------
Dennis D. Byrd
  Vice President and Treasurer
  Director Nominee...............  22,500 /(b)/     $8.94       2,500      $23,750
Gregory T. Caswell
  President and Chief Executive
   Officer.......................  45,000 /(c)/      8.94       5,000       47,500

Roger E. Klein
  Director Nominee...............  2,500 /(d)/       7.64
Executive Officer Group
(two persons)....................  67,500 /(e)/      8.94
Non-Executive Officer Director
 Group (six persons).............  11,500 /(f)/      8.24

Non-Executive Officer Employee
  Group (six persons)............  17,500 /(g)/      6.63

(a) Based on closing price of the Company's Common Stock as of April 15, 1999.
(b) Consists of options for 7,500, 5,000, 5,000 and 5,000 shares with an exercise price of $5.00, $7.25, $15.25 and $10.25, respectively.
(c) Consists of options for 15,000, 10,000, 10,000 and 10,000 shares with an exercise price of $5.00, $7.25, $15.25 and $10.25, respectively.
(d) Consists of options for 1,500, 500 and 500 shares with an exercise price of $5.00, $9.625 and $13.563, respectively.
(e) Consists of options for 22,500, 15,000, 15,000 and 15,000 shares with an exercise price of $5.00, $7.25, $15.25 and $10.25, respectively.
(f) Consists of options for 6,000, 2,500 and 3,000 shares with an exercise price of $5.00, $9.625 and $13.563, respectively.
(g) Consists of options for 13,500 (of which 2,666 shares were exercised and 3,334 shares were forfeited upon the termination of employment of certain optionees) and 4,000 shares with an exercise price of $5.00 and $12.125, respectively.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option is not a taxable event for the optionee or the Company.

     With respect to "incentive options," an optionee will not recognize taxable income upon exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise of the option (the "holding period requirement"). However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee makes a special tax election within 30 days following exercise) for purposes of the alternative minimum tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options. The Company and its subsidiary will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

     For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or its subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

     If all of the foregoing requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise. The balance of the realized gain, if any, will be capital gain, and the tax rate will depend upon whether or not the shares were held for the applicable holding period after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirement but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable reporting requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     If an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares generally will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the holding period requirement). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received pursuant to the exercise of an incentive option (or other statutory option) as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days following exercise). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount, subject to the $1 million limitation imposed on the deduction of annual compensation paid to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation. Upon a taxable disposition of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received. However, the fair market value of any shares received in excess of the number of shares surrendered will be taxed as ordinary income.

     The foregoing is a brief summary of some of the principal federal income tax consequences of stock option grants under the 1996 Plan and recipients of option grants under the 1996 Plan should consult with their personal tax advisors with respect to such grants and transactions in stock acquired pursuant to the 1996 Plan.

REQUIRED VOTE

     Assuming the presence of a quorum at the Annual Meeting, the approval of Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF AMENDMENT NO. 1 TO FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL THREE)

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to continue as independent accountants for the Company for the year ending December 31, 1999, subject to ratification of such appointment by the stockholders. PricewaterhouseCoopers LLP has served as the Company's independent accountants for each of the fiscal years ended 1993 through 1998. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 1999. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 1999.

     Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999.

                 DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder of the Company who intends to present a proposal for action must file a copy thereof with the Secretary of the Company not less than 30 days nor more than 90 days prior to the date of the annual meeting, unless notice or public disclosure of the meeting occurs less than 45 days prior to the date of the meeting, in which event stockholders may deliver such notice not later than the 15th day following the day on which notice of the meeting was mailed or public disclosure thereof was made. If the proposal or proposals are to be included in the Company's proxy statement and form of proxy relating to the 2000 annual meeting, they must be received by the Secretary of the Company at 36 Thomas Drive, Westbrook, Maine 04092 by December 21, 1999 pursuant to the proxy soliciting rules of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 2000 annual meeting any stockholder proposal which may be excluded under the SEC regulations in effect at the time such proposals are received.

     In addition, for any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2000 annual meeting, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 9, 2000, and advises stockholders in the 2000 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 9, 2000.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the stockholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by a majority of the Board of Directors.

                                         By Order of the Board of Directors



                                         Gregory T. Caswell
                                         President and Chief Executive Officer

Westbrook, Maine
Dated: April 19, 1999

                                                                       EXHIBIT A
                                                                       ---------

                                AMENDMENT NO. 1
                                      TO
                           FIRST COASTAL CORPORATION
                  1996 STOCK OPTION AND EQUITY INCENTIVE PLAN

The second sentence of Section 3 is amended by substituting the number "260,000" for the number "130,000".

Section 4(b) is amended by (a) deleting the word "and" before "(ii)" and substituting a comma in its place, (b) adding the words "and before January 1, 1999" after the words "after December 31, 1996" and (c) adding the following new provision at the end of such section:

     "and (iii) as of each annual meeting of stockholders of the Company occurring after December 31, 1998, an Option to purchase up to 1,000 shares of Stock, at the price and upon the other terms and conditions specified in the Plan, shall be granted under the Plan to each Non-Employee Director who is elected to the Board of Directors of the Corporation by the stockholders at such meeting or whose term of office continues after such meeting."

Section 5(b) is amended by substituting April 2, 1999 for "the effective date."

REVOCABLE PROXY

                           FIRST COASTAL CORPORATION

                     THIS PROXY IS SOLICITED BY THE BOARD

     The undersigned stockholder of First Coastal Corporation (the "Company") hereby authorizes Normand E. Simard, Edward K. Simensky, and each of them, with full power of substitution, to vote and otherwise represent all the shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine 04106 on Tuesday, May 18, 1999 at 10:00 a.m., and any adjournments or postponements thereof.

     This proxy, when properly completed, will be voted in the manner directed herein by the undersigned stockholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN THE PROXY STATEMENT AND ON THE REVERSE SIDE AS DIRECTORS OF THE COMPANY, (II) FOR APPROVAL AND ADOPTION OF AMENDMENT NO. 1 TO FIRST COASTAL CORPORATION 1996 STOCK OPTION AND EQUITY INCENTIVE PLAN, AND (III) FOR RATIFICATION OF THE APPOINTMENT BY THE BOARD OF THE FIRM OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1999, AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD AS TO OTHER MATTERS.

     The undersigned stockholder may revoke this Proxy at any time before it is voted by filing a written notice of revocation with the Secretary of the Company prior to the Annual Meeting, by filing a duly executed proxy bearing a later date with the Secretary of the Company prior to the Annual Meeting or by attending the Annual Meeting and voting in person. The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

          (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)
          ----------------------------------------------------------

                          (CONTINUED FROM OTHER SIDE)
                          ---------------------------


1.   Election of the following nominees as directors for a three-year term:
     Dennis D. Byrd
     Roger E. Klein

FOR ALL nominees listed above.  WITHHOLD AUTHORITY to vote for all nominees listed above.

          [_]                           [_]

WITHHOLD AUTHORITY to vote for the following nominee only (write the name of the nominee in the space below):

                         ____________________________

2. Approval and adoption of Amendment No. 1 to First Coastal Corporation 1996 Stock Option and Equity Incentive Plan.


          FOR                 AGAINST                       ABSTAIN

          [_]                   [_]                           [_]

3. Ratification of the appointment by the Board of the firm of PricewaterhouseCoopers LLP as independent accountants of the Company for the year ending December 31, 1999.

[CAPTION]

          FOR                 AGAINST                       ABSTAIN

          [_]                   [_]                           [_]

4. Upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, as determined by a majority of the Company's Board.


                                    _________________________________
                                    Signature(s) of Stockholder or
                                    Authorized Representative

                                    Date: ____________________________

                                    Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

                                    IF YOU RECEIVE MORE THAN ONE PROXY CARD,
                                    PLEASE SIGN AND RETURN ALL CARDS IN THE
                                    ACCOMPANYING ENVELOPE.